Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2005-VT1
Composition of Contract Pool
at June 30, 2006

Number of Contracts	Current Required Payoff Amount	Weighted Average Original Term	Weighted Average Remaining Term	Average Required Payoff Amount (Range)

52,119	$384,360,447	49.18 months	25.91 months	$ 7,375
				($0 to $3,715,383.50)

Type of Contract
at June 30, 2006

Type of Contract	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

True Leases	27,348	52.47%	255,180,258	66.39%
Finance Leases	24,771	47.53	129,180,189	33.61

Total	52,119	100.00%	384,360,447	100.00%

CIT Equipment Collateral 2005-VT1
Geographical Distribution
(Based on obligor billing address)
at June 30, 2006

State	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Alabama	489	0.94%	2,171,073	0.56%
Alaska	103	0.20	352,479	0.09
Arizona	913	1.75	7,552,669	1.96
Arkansas	308	0.59	2,935,475	0.76
California	6,402	12.28	38,759,744	10.08
Colorado	1,281	2.46	6,262,762	1.63
Connecticut	842	1.62	7,620,793	1.98
Delaware	148	0.28	957,727	0.25
District of Columbia	204	0.39	884,279	0.23
Florida	4,513	8.66	31,301,599	8.14
Georgia	1,494	2.87	9,295,424	2.42
Hawaii	128	0.25	1,098,555	0.29
Idaho	134	0.26	449,274	0.12
Illinois	1,400	2.69	10,420,149	2.71
Indiana	779	1.49	4,575,208	1.19
Iowa	288	0.55	2,162,332	0.56
Kansas	291	0.56	1,283,922	0.33
Kentucky	378	0.73	2,249,683	0.59
Louisiana	521	1.00	2,107,297	0.55
Maine	105	0.20	263,687	0.07
Maryland	1,024	1.96	7,709,612	2.01
Massachusetts	1,743	3.34	12,020,028	3.13
Michigan	1,909	3.66	19,301,696	5.02
Minnesota	739	1.42	5,825,936	1.52
Mississippi	270	0.52	1,066,926	0.28
Missouri	704	1.35	6,462,253	1.68
Montana	127	0.24	724,109	0.19
Nebraska	180	0.35	2,124,301	0.55
Nevada	292	0.56	1,284,651	0.33
New Hampshire	311	0.60	1,294,717	0.34
New Jersey	2,987	5.73	34,749,604	9.04
New Mexico	223	0.43	757,047	0.20
New York	4,589	8.80	41,021,514	10.67
North Carolina	1,317	2.53	6,619,315	1.72
North Dakota	57	0.11	279,026	0.07
Ohio	1,529	2.93	11,434,816	2.98
Oklahoma	388	0.74	3,201,043	0.83
Oregon	817	1.57	4,527,555	1.18
Pennsylvania	2,529	4.85	18,900,993	4.92
Rhode Island	178	0.34	1,234,392	0.32
South Carolina	525	1.01	3,326,625	0.87
South Dakota	73	0.14	278,291	0.07
Tennessee	1,045	2.01	7,016,574	1.83
Texas	4,245	8.14	36,694,143	9.55
Utah	246	0.47	1,927,931	0.50
Vermont	91	0.17	192,183	0.05
Virginia	1,286	2.47	9,575,421	2.49
Washington	1,030	1.98	6,388,766	1.66
West Virginia	189	0.36	1,069,431	0.28
Wisconsin	675	1.30	4,371,963	1.14
Wyoming	80	0.15	275,454	0.07

Total	52,119	100.00%	384,360,447	100.00%

CIT Equipment Collateral 2005-VT1
Payment Status
at June 30, 2006

Days Delinquent	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Current, including 1 to 30 day delinquent contracts	49,682	95.32%	371,228,720	96.58%
31-60 days delinquent	1,211	2.32	7,669,840	2.00
61-90 days delinquent	529	1.01	2,141,819	0.56
91-120 days delinquent	331	0.64	1,834,229	0.48
Over 120 days delinquent	366	0.70	1,485,840	0.39

Total	52,119	100.00%	384,360,447	100.00%

Equipment Type
at June 30, 2006

Type of Equipment	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Telecommunciations	7,764	14.90%	143,128,232	37.24%
Computers	33,543	64.36	130,930,215	34.06
General Office Equipment/Copiers	6,946	13.33	81,741,832	21.27
Automotive	2,795	5.36	14,921,533	3.88
Other (1)	837	1.61	6,964,967	1.81
Software	204	0.39	6,191,615	1.61
Resources	30	0.06	482,052	0.13

Total	52,119	100%	384,360,447	100%

CIT Equipment Collateral 2005-VT1
Required Payoff Amount
at June 30, 2006

Required Payoff Amount	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

0.00 - 5,000.00	37,637	72.21%	62,806,586	16.34%
5,000.01 - 10,000.00	7,341	14.09	51,465,425	13.39
10,000.01 - 15,000.00	2,664	5.11	32,332,573	8.41
15,000.01 - 25,000.00	2,041	3.92	39,018,284	10.15
25,000.01 - 50,000.00	1,402	2.69	48,561,363	12.63
50,000.01 - 100,000.00	630	1.21	43,205,076	11.24
100,000.01 - 150,000.00	180	0.35	22,030,809	5.73
150,000.01 - 250,000.00	108	0.21	20,264,489	5.27
250,000.01 - 500,000.00	71	0.14	23,548,259	6.13
500,000.01 - 1,000,000.00	34	0.07	22,466,208	5.85
1,000,000.01 - 2,000,000.00	9	0.02	12,593,252	3.28
2,000,000.01 - 3,000,000.00	1	0.00	2,352,740	0.61
3,000,000.01 - $3,715,384.00	1	0.00	3,715,384	0.97

Total	52,119	100.00%	$384,360,447	100.00%

Remaining Term
at June 30, 2006

Remaining Terms of Contracts	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

(months)

0- 12	19,879	38.14%	63,048,597	16.40%
13- 24	16,570	31.79	107,769,365	28.04
25- 36	9,392	18.02	100,049,488	26.03
37- 48	6,272	12.03	113,107,707	29.43
49- 60	5	0.01	342,685	0.09
61- 72	1	0.00	42,605	0.01

Total	52,119	100.00%	384,360,447	100.00%

CIT Equipment Collateral 2005-VT1
Types of Obligor
at June 30, 2006

Type of Obligor	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Service Organizations (1)	23,149	44.42%	184,529,325	48.01%
Manufacturing	5,178	9.93	47,488,300	12.36
Financial Services Institutions	4,602	8.83	39,930,199	10.39
Medical / Healthcare Organizations	2,790	5.35	29,310,753	7.63
Wholesale Trade	3,163	6.07	19,823,065	5.16
Retail Trade	3,858	7.40	17,008,136	4.43
Construction	2,302	4.42	8,348,696	2.17
Communications & Utilities	584	1.12	8,124,991	2.11
Other (2)	3,528	6.77	7,714,908	2.01
Transportation	1,163	2.23	7,167,574	1.86
Public Administration	444	0.85	6,969,081	1.81
Printing, Publishing & Allied Products	633	1.21	5,025,441	1.31
Resources & Agriculture	725	1.39	2,919,978	0.76

Total	52,119	100.00%	384,360,447	100.00%

(1)

Primarily: Miscellaneous Service Organizations (34.98%); Engineering, Accounting and Research (16.28%); Business Services (13.45%); Automotive Repair, Services & Parts (9.04%) and Membership Organizations (6.62%).

(2)	Includes $409,173.14 as the largest required payoff amount relating to a single obligor.

          As shown in the table above, the servicer’s records lists 2.01% of the total required payoff amount in the category of “Other” types of obligor. The servicer notes that the collateral securing approximately 1.94% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining “Other” obligor category represents approximately 0.06% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

Obligors (including contracts securing vendor loans )	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	Required Payoff Amount

Top 5 Obligors	275	0.53%	$19,771,761	5.14%

          The Top 5 obligors conduct business in the Service Industries (2.49%), Manufacturing Industries (0.95%) and Medical/healthcare Industries (1.71%).

CIT Equipment Collateral 2005-VT1
Scheduled Payments from the Contracts
at June 30, 2006

Collection Period	Scheduled Cashflows

Positive Rent Due	4,596,410.20

July-2006	19,966,117.54
August-2006	21,628,377.61
September-2006	21,429,884.10
October-2006	22,244,584.91
November-2006	19,913,198.05
December-2006	19,135,979.55
January-2007	18,707,106.68
February-2007	17,209,312.08
March-2007	15,812,486.56
April-2007	15,275,776.50
May-2007	14,579,533.41
June-2007	13,734,382.41
July-2007	13,710,083.43
August-2007	12,847,871.03
September-2007	11,713,117.70
October-2007	10,397,799.46
November-2007	9,228,715.30
December-2007	7,754,011.03
January-2008	7,620,735.59
February-2008	7,137,923.52
March-2008	6,864,111.68
April-2008	7,040,297.58
May-2008	6,718,417.90
June-2008	6,559,097.50
July-2008	6,516,785.13
August-2008	6,276,210.47
September-2008	6,053,211.29
October-2008	5,867,077.81
November-2008	5,658,995.85
December-2008	5,411,736.43
January-2009	5,269,597.92
February-2009	5,048,536.43
March-2009	4,665,162.12

Collection Period	Scheduled Cashflows

April-2009	4,333,228.41
May-2009	3,983,636.70
June-2009	3,496,818.25
July-2009	3,074,497.51
August-2009	2,667,628.67
September-2009	2,004,860.36
October-2009	1,383,579.08
November-2009	972,733.59
December-2009	506,009.03
January-2010	247,299.72
February-2010	95,435.50
March-2010	52,036.03
April-2010	29,276.38
May-2010	26,210.72
June-2010	18,144.63
July-2010	8,323.20
August-2010	8,146.87
September-2010	8,146.87
October-2010	1,681.66
November-2010	1,402.66
December-2010	1,302.39
January-2011	735.95
February-2011	735.95
March-2011	735.95
April-2011	735.95
May-2011	735.95
June-2011	735.95
July-2011	735.95
August-2011	735.95
September-2011	735.95
October-2011	735.95
November-2011	735.95
December-2011	736.95